SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K/A

                          CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): March 1, 2005

                            EARTHNETMEDIA, INC.
                           ----------------------
           (Exact Name of Registrant as Specified in Its Charter)

                                   NEVADA
                                  --------
               (State of Other Jurisdiction of Incorporation)


     333-57514                                         95-4834274
-----------------------                    --------------------------------
(Commission File Number)                  (IRS Employer Identification No.)

222 Amalfi Drive, Santa Monica, California                          90402
------------------------------------------                       ----------
(Address of Principal Executive Offices)                         (Zip Code)

                               (310) 459-1081
                              ---------------
            (Registrant's Telephone Number, Including Zip Code)

                                    N/A
                                   -----
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.01 FORM 8-K

AMENDMENT 1 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 26, 2005, the Registrant engaged Chisholm, Bierwolf and Nilson LLC, Certified Public Accountants, as the Registrant's independent accountants to report on the Company's balance sheet as of December 31, 2004, and the related statements of income, 'stockholders' equity and cash flows for the year then ended. Chisholm, Bierwolf and Nilson LLC will also audit and/or restate the year 2002, review year 2003 and audit year 2004. The decision to appoint Chisholm, Bierwolf and Nilson LLC was approved by the Registrant's Board of Directors.

The Registrant, with approval of its Board of Directors, dismissed Amisano Hanson, Certified Public Accountants as its auditors effective March 1, 2005. During the Registrant's fiscal years ended on December 31, 2002; December 31, 2003 and December 31, 2004 and continuing until the dismissal of Amisano Hanson, there were no disagreements with Amisano Hanson within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Amisano Hanson's satisfaction, would have caused Amisano Hanson to make reference to the subject matter of the disagreements in connection with its reports which we modified as to uncertainty regarding on going concerns.

During the Registrant's three most recent fiscal years and any subsequent interim period prior to the engagement of Chisholm, Bierwolf and Nilson LLC neither the Registrant nor anyone on the Registrant's behalf consulted with Chisholm, Bierwolf and Nilson LLC regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit option that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

The Registrant has requested Amisano Hanson to review the disclosures contained herein and has invited Amisano Hanson the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, or clarification of the Registrant's expression of Amisano Hanson's views, or the respects in which Amisano Hanson does not agree with the statements contained herein.



                                 Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EarthNetMedia, Inc.
(Registrant)

By: /s/ Alie Chang                                     Dated: April 4, 2005
--------------------------------
Name: Alie Chang
Title: President and CEO